UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 5, 2024
(Date of earliest event reported)

ANAPTYSBIO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37985	20-3828755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 210,
San Diego, CA 92121
(Address of Principal Executive Offices, and Zip Code)

(858) 362-6295
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ANAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On January 8, 2024, AnaptysBio, Inc. (“Anaptys”) expects to present certain preliminary, unaudited financial information in connection with presentations (the “Presentation”) at the J.P. Morgan Healthcare Conference, including that Anaptys expects to report that it had cash and cash equivalents and investments of approximately $417 million as of December 31, 2023.
Anaptys’ audited financial statements for the fiscal year ended December 31, 2023 are not yet available. Accordingly, the preliminary financial information included in the Presentation is an estimate subject to the completion of Anaptys’ financial closing procedures and any adjustments that may result from the completion of the audit of Anaptys’ financial statements. The preliminary financial information may differ materially from the actual results that will be reflected in Anaptys’ audited financial statements when they are completed and publicly disclosed. Additional information and disclosures would be required for a more complete understanding of Anaptys’ financial position and results of operations as of December 31, 2023.
The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 shall not be incorporated by reference into any registration statement or other document filed by Anaptys with the Securities and Exchange Commission, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD.
Anaptys is furnishing the Presentation, a full copy is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Anaptys Corporate Presentation January 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AnaptysBio, Inc.
Date: January 5, 2024	By:	/s/ Dennis Mulroy
Name: Dennis Mulroy
Title: Chief Financial Officer